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                                                                    EXHIBIT 10.3

                             TERMINATION AGREEMENT
                             ---------------------

     TERMINATION AGREEMENT (this "Agreement") dated as of May 31, 2001 among
                                  ---------
PALM, INC., a Delaware corporation ("Palm"), as Lessee, Construction Agent and
                                     ----
Guarantor; SOCIETE GENERALE FINANCIAL CORPORATION ("SGFC"), as Lessor; SOCIETE
                                                    ----
GENERALE ("SG"), acting through its New York Branch, as Administrative Agent and
           --
Tranche A Lender, and KBC BANK NV and THE FUJI BANK, LIMITED, as Tranche B Lenders.

                                  BACKGROUND

     A. Palm, SGFC and SG are parties to that certain Participation Agreement dated as of November 16, 2000 (the "Participation Agreement"). All capitalized
                                    -----------------------
terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Participation Agreement.

     B. By Letter to SGFC dated as of the date hereof, Lessee has exercised the Purchase Option under Section 18.1 of the Master Lease. In connection with the exercise of such Purchase Option, simultaneously with the execution of this Agreement, Lessee has paid to Lessor the Purchase Price in accordance with the provisions of Section 18.1 of the Master Lease.

     C. Lessee has requested that, notwithstanding its payment of the Purchase Price, Lessor continue to hold title to the Property and lease it to the Lessee pursuant to the terms of the Master Lease, as amended and restated pursuant to that certain Amended and Restated Lease dated as of the date hereof (the "Amended and Restated Lease") between Lessor and Lessee. Lessor has agreed
 --------------------------
to Lessor's request.

     D. In connection with Lessee's payment of the Purchase Price, the parties hereto have agreed to terminate the Operative Documents (other than the Master Lease, as amended and restated in accordance with the Amended and Restated Lease, and the Memorandum of Lease, as amended and restated in accordance with the Amended and Restatement of Memorandum of Lease dated as of the date hereof (the "Amendment and Restatement of Memorandum of Lease") in accordance with, and
      ------------------------------------------------
to the extent provided in, the terms of this Agreement.

                                   AGREEMENT

     NOW THEREFORE, in consideration of the agreements of the parties set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agrees as follows:

     1.   Termination.  (a) Each of the parties hereto agrees that, except for
          -----------
(i) (A) the Master Lease, as amended by the Amended and Restated Lease, and (B) the Memorandum of Lease, as amended and restated in accordance with the
Amendment and Restatement of
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                                                                               2

Memorandum of Lease, and (ii) those provisions of the Operative Documents that expressly survive the termination of any of the Operative Documents (including without limitation the indemnity obligations contained in Article XIII of the Participation Agreement), the Operative Documents are hereby terminated as of the date hereof and shall be of no further force and effect.

          (b) Notwithstanding the termination set forth in Section 1(a), (i) the Master Lease, as amended and restated in accordance with the Amended and Restated Lease, and (ii) the Memorandum of Lease, as amended and restated in accordance with the Amendment and Restatement of Memorandum of Lease, are not terminated and are and shall remain in full force and effect.

          (c) Notwithstanding the termination set forth in Section 1(a), those provisions of the Operative Documents that expressly survive the termination of any of the Operative Documents (including without limitation the indemnity obligations contained in Article XIII of the Participation Agreement), are not terminated and are and shall remain in full force and effect.

          2.   Delivery of Instruments. To further evidence the termination of
               -----------------------
the Operative Agreements provided in Section 1(a), the respective parties thereto shall execute and/or deliver, as of the date hereof, the documents, satisfactions, releases, and terminations listed on Schedule 1 attached hereto
                                                    ----------
(the "Termination Documents"). In addition, Lessor and Lessee shall execute and
      ---------------------
deliver the Amended and Restated Lease and the Amendment and Restatement of Memorandum of Lease as of the date hereof.

          3.   Further Assurances. Each of the parties hereto agrees to execute
               ------------------
and deliver, at the sole cost and expense of Lessee, such further documents as Lessee may reasonably require from time to time to effectuate the provisions of this Agreement.

          4.   Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.
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          5.   Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date written above.

                                    PALM, INC., as Lessee, Construction Agent and Guarantor

                                    By:  /s/ Judy Bruner
                                         -----------------------------
                                         Name:   Judy Bruner
                                         Title:  Senior Vice President and Chief
                                                 Financial Officer

                                    SOCIETE GENERALE FINANCIAL CORPORATION, as
                                    Lessor

                                    By:  /s/ Sean Rheuben
                                         -----------------------------
                                         Name: Sean Rheuben
                                         Title: Assistant Vice President

                                    SOCIETE GENERALE, acting through its New
                                    York Branch, as Administrative Agent and
                                    Tranche A Lender

                                    By:  /s/ Sean Rheuben
                                         -----------------------------
                                         Name: Sean Rheuben
                                         Title: Assistant Vice President

                                    KBC BANK N.V., as a Tranche B Lender

                                    By:  /s/ Robert Snauffer
                                         -----------------------------
                                         Name: Robert Snauffer
                                         Title: First Vice President

                                    By:  /s/ Jean-Pierre Diels
                                         -----------------------------
                                         Name: Jean-Pierre Diels
                                         Title: First Vice President

                                    THE FUJI BANK, LIMITED, as a Tranche B
                                    Lender

                                    By:  /s/ Masahito Fukuda
                                         -----------------------------
                                         Name:  Masahito Fukuda
                                         Title: Senior Vice President and Group
                                                Head
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                                  Schedule 1

                             Termination Documents
                             ---------------------


1. Delivery of Tranche A Loan Note, marked cancelled, from Tranche A Lender to Lessor

2. Delivery of Tranche B Loan Notes, marked cancelled, from each Tranche B Lender to Lessor

3. Request for Full Reconveyance with respect to the Deed of Trust Release, in recordable form

4.   Release of Assignment of Leases Release, in recordable form

5.   UCC Termination Statements
     a. No. 15463623 -- Santa Clara County
     b. No. 0033060686 - Secretary of State of California
     c. No. 0081479 - Secretary of State of Delaware
     d. No. 15531759 - Santa Clara County
     e. No. 0033560573 - Secretary of State of California
     f. No. 0081241 -- Secretary of State of Delaware
     g. No. 001584541 -- Secretary of State of Delaware
     h. No. 1001353 -- Secretary of State of Delaware
     i. No. 010106400 - Secretary of State of California